DELAWARE POOLED TRUST

Registration No. 811-06322
FORM N-SAR
Semiannual Period Ended April 30, 2015

SUB-ITEM 77C: Submission of matters to a vote of security holders

At Joint Special Meetings of Shareholders of Delaware Pooled? Trust (the ?Trust?), on behalf of The Core Plus Fixed Income Portfolio, The Emerging Markets Portfolio, The Emerging Markets Portfolio II, The Focus Smid-Cap Growth Equity Portfolio, The High-Yield Bond Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Large-Cap Value Equity Portfolio, The Real Estate Investment Trust Portfolio, and the Select 20 Portfolio (each, a ?Portfolio? and together, the ?Portfolios?), held on March 31, 2015, reconvened on April 21, 2015 for the proposals listed in items ( ii) for The Core Plus Fixed Income Portfolio, The Emerging Markets Portfolio II, The International Equity Portfolio, and The Select 20 Portfolio and (iii) for The Core Plus Fixed Income Portfolio, The Emerging Markets Portfolio II, and The International Equity Portfolio below, and reconvened on April 21, 2015 and May 12, 2015 for the proposals listed in items (ii) and (iii) below for The Labor Select International Equity Portfolio and The Large-Cap Growth Equity Portfolio, the shareholders of the Trust/the Portfolio voted to: (i) elect a Board of Trustees for the Trust; (ii) approve the implementation of a new ?manager of managers? order for The Core Plus Fixed Income Portfolio, The Emerging Markets Portfolio, The Emerging Markets Portfolio II, The Focus Smid-Cap Growth Equity Portfolio, The High-Yield Bond Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Large-Cap Growth Equity Portfolio, and The Select 20 Portfolio; (iii) to revise the fundamental investment restriction relating to lending for The Core Plus Fixed Income Portfolio, The Emerging Markets Portfolio, The Emerging Markets Portfolio II , The Focus Smid-Cap Growth Equity Portfolio, The High-Yield Bond Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Large-Cap Growth Equity Portfolio; and (iv)(a) to revise provisions of the Trust?s Agreement and Declaration of Trust related to documenting the transfer of shares, (iv)(b) to revise provisions of the Trust?s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand, and (iv)(c) to revise provisions of the Trust?s By-Laws so that Delaware law will apply to matters related to proxies. At the meeting, the following people were elected to serve as Independent Trustees: Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher. In addition, Patrick P. Coyne was elected to serve as an Interested Trustee.

The Joint Special Meeting of Shareholders of the Trust was adjourned to April 21, 2015, May 12, 2015, and June 2, 2015 for the proposals to (i) approve the implementation of a new ?manager of managers? order for The Large-Cap Value Equity Portfolio and The Real Estate Investment Trust Portfolio and (ii) to revise the fundamental investment restriction relating to lending for The Large-Cap Value Equity Portfolio, The Real Estate Investment Trust Portfolio, and the Select 20 Portfolio.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Trustees for the Trust.

A quorum of shares outstanding of the Portfolios of the Trust was present, and the votes passed with a plurality of these Shares.

Thomas L. Bennett

Shares Voted For 73,072,178.609
Percentage of Outstanding Shares 41.106%
Percentage of Shares Voted 93.379%

Shares Withheld 5,181,410.879
Percentage of Outstanding Shares 2.915%
Percentage of Shares Voted 6.621%

Ann D. Borowiec

Shares Voted For 78,010,026.024
Percentage of Outstanding Shares 43.884%
Percentage of Shares Voted 99.689%

Shares Withheld 243,563.464
Percentage of Outstanding Shares 0.137%
Percentage of Shares Voted 0.311%

Joseph W. Chow

Shares Voted For 73,078,634.095
Percentage of Outstanding Shares 41.110%
Percentage of Shares Voted 93.387%

Shares Withheld 5,174,955.393
Percentage of Outstanding Shares 2.911%
Percentage of Shares Voted 6.613%

Patrick P. Coyne

Shares Voted For 72,559,166.108
Percentage of Outstanding Shares 40.818%
Percentage of Shares Voted 92.723%

Shares Withheld 5,694,423.380
Percentage of Outstanding Shares 3.203%
Percentage of Shares Voted 7.277%

John A. Fry

Shares Voted For 73,069,266.841
Percentage of Outstanding Shares 41.105%
Percentage of Shares Voted 93.375%

Shares Withheld 5,184,322.647
Percentage of Outstanding Shares 2.916%
Percentage of Shares Voted 6.625%

Lucinda S. Landreth

Shares Voted For 73,077,796.842
Percentage of Outstanding Shares 41.109%
Percentage of Shares Voted 93.386%

Shares Withheld 5,175,792.646
Percentage of Outstanding Shares 2.912%
Percentage of Shares Voted 6.614%

Frances A. Sevilla-Sacasa

Shares Voted For 73,074,873.595
Percentage of Outstanding Shares 41.108%
Percentage of Shares Voted 93.382%

Shares Withheld 5,178,715.893
Percentage of Outstanding Shares 2.913%
Percentage of Shares Voted 6.618%

Thomas K. Whitford

Shares Voted For 73,079,389.452
Percentage of Outstanding Shares 41.110%
Percentage of Shares Voted 93.388%

Shares Withheld 5,174,200.036
Percentage of Outstanding Shares 2.911%
Percentage of Shares Voted 6.612%

Janet L. Yeomans

Shares Voted For 73,073,548.993
Percentage of Outstanding Shares 41.107%
Percentage of Shares Voted 93.380%

Shares Withheld 5,180,040.495
Percentage of Outstanding Shares 2.914%
Percentage of Shares Voted 6.620%

J. Richard Zecher

Shares Voted For 73,071,659.832
Percentage of Outstanding Shares 41.106%
Percentage of Shares Voted 93.378%

Shares Withheld 5,181,929.656
Percentage of Outstanding Shares 2.915%
Percentage of Shares Voted 6.622%

2. To approve the implementation of a new ?manager of managers? order.

A quorum of the shares outstanding of the Portfolio was present, and the votes passed with the required majority of those shares. The results were as follows:

The Core Plus Fixed Income Portfolio

Shares Voted For 6,044,185.705
Percentage of Outstanding Shares 53.648%
Percentage of Shares Voted 100.000%

Shares Voted Against 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Shares Abstained 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
Broker Non-Votes 0.000

The Emerging Markets Portfolio

Shares Voted For 20,120,420.052
Percentage of Outstanding Shares 67.643%
Percentage of Shares Voted 81.893%

Shares Voted Against 4,448,824.000
Percentage of Outstanding Shares 14.956%
Percentage of Shares Voted 18.107%

Shares Abstained 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
Broker Non-Votes 0.000

The Emerging Markets Portfolio II

Shares Voted For 2,409,886.391
Percentage of Outstanding Shares 53.465%
Percentage of Shares Voted 81.293%

Shares Voted Against 554,573.392
Percentage of Outstanding Shares 12.304%
Percentage of Shares Voted 18.707%

Shares Abstained 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
Broker Non-Votes 0.000

The Focus Smid-Cap Growth Equity Portfolio

Shares Voted For 1,001,015.232
Percentage of Outstanding Shares 38.377%
Percentage of Shares Voted 72.627%

Shares Voted Against 377,282.027
Percentage of Outstanding Shares 14.464%
Percentage of Shares Voted 27.373%

Shares Abstained 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
Broker Non-Votes 0.000

The High-Yield Bond Portfolio

Shares Voted For 10,075,227.459
Percentage of Outstanding Shares 48.466%
Percentage of Shares Voted 77.016%

Shares Voted Against 3,006,745.000
Percentage of Outstanding Shares 14.464%
Percentage of Shares Voted 22.984%

Shares Abstained 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
Broker Non-Votes 0.000

The International Equity Portfolio

Shares Voted For 13,019,684.679
Percentage of Outstanding Shares 45.585%
Percentage of Shares Voted 88.268%

Shares Voted Against 58,263.000
Percentage of Outstanding Shares 0.204%
Percentage of Shares Voted 0.395%

Shares Abstained 4,463.000
Percentage of Outstanding Shares 0.016%
Percentage of Shares Voted 0.030%
Broker Non-Votes 1,667,732.000

The Labor Select International Equity Portfolio

Shares Voted For 10,539,838.226
Percentage of Outstanding Shares 39.925%
Percentage of Shares Voted 79.836%

Shares Voted Against 2,662,069.074
Percentage of Outstanding Shares 10.084%
Percentage of Shares Voted 20.164%

Shares Abstained 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
Broker Non-Votes 0.000

The Large-Cap Growth Equity Portfolio

Shares Voted For 9,515,567.124
Percentage of Outstanding Shares 52.570%
Percentage of Shares Voted 90.420%

Shares Voted Against 1,008,196.803
Percentage of Outstanding Shares 5.570%
Percentage of Shares Voted 9.580%

Shares Abstained 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
Broker Non-Votes 0.000

The Real Estate Investment Trust Portfolio

Shares Voted For 5,926,444.392
Percentage of Outstanding Shares 35.836%
Percentage of Shares Voted 70.635%

Shares Voted Against 331,133.775
Percentage of Outstanding Shares 2.002%
Percentage of Shares Voted 3.947%

Shares Abstained 298,169.636
Percentage of Outstanding Shares 1.803%
Percentage of Shares Voted 3.554%
Broker Non-Votes 1,834,507.000

The Select 20 Portfolio

Shares Voted For 5,978,912.290
Percentage of Outstanding Shares 54.931%
Percentage of Shares Voted 62.455%

Shares Voted Against 3,594,253.494
Percentage of Outstanding Shares 33.022%
Percentage of Shares Voted 37.545%

Shares Abstained 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
Broker Non-Votes 0.000

3. To revise the fundamental investment restriction relating to lending.

A quorum of the shares outstanding of the Portfolio was present, and the votes passed with the required majority of those shares. The results were as follows:

The Core Plus Fixed Income Portfolio

Shares Voted For 6,044,185.705
Percentage of Outstanding Shares 53.648%
Percentage of Shares Voted 100.000%

Shares Voted Against 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Shares Abstained 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
Broker Non-Votes 0.000

The Emerging Markets Portfolio

Shares Voted For 24,569,244.052
Percentage of Outstanding Shares 82.599%
Percentage of Shares Voted 100.000%

Shares Voted Against 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Shares Abstained 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
Broker Non-Votes 0.000

The Emerging Markets Portfolio II

Shares Voted For 2,964,459.783
Percentage of Outstanding Shares 65.769%
Percentage of Shares Voted 100.000%

Shares Voted Against 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Shares Abstained 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
Broker Non-Votes 0.000

The Focus Smid-Cap Growth Equity Portfolio

Shares Voted For 1,037,813.269
Percentage of Outstanding Shares 39.788%
Percentage of Shares Voted 75.297%

Shares Voted Against 316,918.575
Percentage of Outstanding Shares 12.150%
Percentage of Shares Voted 22.993%

Shares Abstained 23,565.415
Percentage of Outstanding Shares 0.903%
Percentage of Shares Voted 1.710%
Broker Non-Votes 0.000

The High-Yield Bond Portfolio

Shares Voted For 10,075,227.459
Percentage of Outstanding Shares 48.466%
Percentage of Shares Voted 77.016%

Shares Voted Against 3,006,745.000
Percentage of Outstanding Shares 14.464%
Percentage of Shares Voted 22.984%

Shares Abstained 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
Broker Non-Votes 0.000

The International Equity Portfolio

Shares Voted For 12,674,934.679
Percentage of Outstanding Shares 44.378%
Percentage of Shares Voted 85.931%

Shares Voted Against 403,757.000
Percentage of Outstanding Shares 1.414%
Percentage of Shares Voted 2.737%

Shares Abstained 4,463.000
Percentage of Outstanding Shares 0.016%
Percentage of Shares Voted 0.030%
Broker Non-Votes 1,666,988.000

The Labor Select International Equity Portfolio

Shares Voted For 9,781,630.587
Percentage of Outstanding Shares 37.053%
Percentage of Shares Voted 74.093%

Shares Voted Against 3,420,276.713
Percentage of Outstanding Shares 12.956%
Percentage of Shares Voted 25.907%

Shares Abstained 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
Broker Non-Votes 0.000

The Large-Cap Growth Equity Portfolio

Shares Voted For 7,187,261.698
Percentage of Outstanding Shares 39.707%
Percentage of Shares Voted 68.296%

Shares Voted Against 941,384.000
Percentage of Outstanding Shares 5.201%
Percentage of Shares Voted 8.945%

Shares Abstained 2,395,118.229
Percentage of Outstanding Shares 13.232%
Percentage of Shares Voted 22.759%
Broker Non-Votes 0.000

The Real Estate Investment Trust Portfolio

Shares Voted For 5,883,051.802
Percentage of Outstanding Shares 35.574%
Percentage of Shares Voted 70.118%

Shares Voted Against 341,939.533
Percentage of Outstanding Shares 2.068%
Percentage of Shares Voted 4.075%

Shares Abstained 330,756.468
Percentage of Outstanding Shares 2.000%
Percentage of Shares Voted 3.942%
Broker Non-Votes 1,834,507.000

The Select 20 Portfolio

Shares Voted For 5,526,354.139
Percentage of Outstanding Shares 50.773%
Percentage of Shares Voted 54.086%

Shares Voted Against 4,617,073.163
Percentage of Outstanding Shares 42.419%
Percentage of Shares Voted 45.187%

Shares Abstained 74,328.149
Percentage of Outstanding Shares 0.683%
Percentage of Shares Voted 0.727%
Broker Non-Votes 0.000

4. (a) To revise provisions of the Trust?s Agreement and Declaration of Trust related to documenting the transfer of shares.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Pooled Trust

Shares Voted For 72,133,645.011
Percentage of Outstanding Shares 40.578%
Percentage of Shares Voted 92.179%

Shares Voted Against 614,839.740
Percentage of Outstanding Shares 0.346%
Percentage of Shares Voted 0.786%

Shares Abstained 1,430,127.637
Percentage of Outstanding Shares 0.805%
Percentage of Shares Voted 1.828%
Broker Non-Votes 4,074,977.100

4. (b) To revise provisions of the Trust?s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Pooled Trust

Shares Voted For 72,098,152.978
Percentage of Outstanding Shares 40.558%
Percentage of Shares Voted 92.134%

Shares Voted Against 639,377.866
Percentage of Outstanding Shares 0.360%
Percentage of Shares Voted 0.817%

Shares Abstained 1,440,335.544
Percentage of Outstanding Shares 0.810%
Percentage of Shares Voted 1.841%
Broker Non-Votes 4,075,723.100

4. (c) To revise provisions of the Trust?s By-Laws so that Delaware law will apply to matters related to proxies.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Pooled Trust

Shares Voted For 72,549,046.538
Percentage of Outstanding Shares 40.812%
Percentage of Shares Voted 92.710%

Shares Voted Against 208,898.299
Percentage of Outstanding Shares 0.118%
Percentage of Shares Voted 0.267%

Shares Abstained 1,420,665.551
Percentage of Outstanding Shares 0.799%
Percentage of Shares Voted 1.815%
Broker Non-Votes 4,074,979.100

SUB-ITEM 77D: Policies with respect to security investments

On November 19, 2014, the Board of Trustees of Delaware Pooled Trust (the ?Registrant?) voted to establish and disclose The Focus Smid-Cap Growth Equity, The Large-Cap Growth Equity and The Select 20 Portfolios? investment authority to invest in real estate investment trusts. This information is herein incorporated by reference to the supplement dated November 20, 2014 to the Registrant?s prospectus dated February 28, 2014, as filed with the Securities and Exchange Commission (SEC Accession No. 0001582816-14-000640).

On November 19, 2014, the Board of Trustees of the Registrant voted to eliminate the minimum credit quality restrictions related to The Core Plus Fixed Income Portfolio?s (the ?Portfolio?) investment in structured products. The changes to the Portfolio?s investment strategies are incorporated herein by reference to the supplement dated February 27, 2015 to the Registrant?s prospectus for the Portfolio dated February 27, 2015, as filed with the Securities and Exchange Commission (SEC Accession No. 0001206774-15-000674).

SUB-ITEM 77O: Transactions effected pursuant to Rule 10f-3

One (1) transaction for the annual period ended April 30, 2015 effected pursuant to Rule 10f-3, attached as Exhibit.

SUB-ITEM 77Q1: Exhibits

Exhibit Reference

77.Q1(a) Certificate of Amendment to Agreement and Declaration of Trust of Delaware Pooled Trust (May 21, 2015), attached as Exhibit.
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